UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 8, 1999


                          DELTA WOODSIDE INDUSTRIES, INC.
               (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                         0-10095              57-0535180
(State or other jurisdiction of       (Commission        (I.R.S. Employer
 Incorporation or organization)        File Number)     Identification No.)


     233 North Main Street
     Hammond Square, Suite 200
     Greenville, South Carolina                                29601
     (Address of principal executive offices)               (Zip Code)


                                864\232-8301
             Registrant's telephone number, including area code

                               Not Applicable
Former name, former address and former fiscal year, if changed since last report.



Item 5.  Other Events.

On February 8, 1999, Delta Woodside Industries,Inc. (the "Company") issued a press release announcing that the Company's Board of Directors had approved a plan to effect a major restructuring of the Company, which would involve the spin-off to the Company's shareholders of each of the Company's two apparel divisions, leaving the Delta Mills, Inc. subsidiary, and its operating division, Delta Mills Marketing
Company, in the Company. Simultaneously with the spin-off, the Company would be sold to a third party buyer not yet identified. Under this plan, shareholders of the Company would receive, for their shares of the Company, shares of each of the new spun-off apparel companies and cash for their post spin-off Company shares.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

     Exhibit No.                          Description

       99.1                    Press release dated February 8, 1999.




                     SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DELTA WOODSIDE INDUSTRIES, INC.
                                       (Registrant)




Date       February 9, 1999             /s/ Robert W. Humphreys
                                        Robert W. Humphreys
                                        Vice President-Finance



                                 Exhibit Index

The following exhibit is filed herewith:

Exhibit No.                        Description

  99.1                   Press release dated February 8, 1999